SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          August 15, 2006
                          Date of Report
                (Date of Earliest Event Reported)

                     G/O BUSINESS SOLUTIONS, INC.
      (Exact Name of Registrant as Specified in its Charter)

          Colorado                  000-24688                 76-0025986
(State or other Jurisdiction)  (Commission File No.)   (IRS Employer I.D. No.)


                         18205 Burkhardt
                       Tomball, Texas 77377
             (Address of Principal Executive Offices)

                          (281) 290-6655
                 (Registrant's Telephone Number)

                               N/A
   (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4)

Other Events, Financial Statements and Exhibits

Item 8.01. Other Events.

     On August 15, 2006, G/O Business Solutions, Inc., (the "Company") and
SH Celera Capital Corporation, a Maryland corporation ("SH Celera") (SH Celera, together with the Company, the "Parties") announced the completion of the Reorganization Transaction previously announced in July of 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
                       Exhibit Description
No.
99.2 Press Release

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        G/O Business Solutions, Inc.


Date: 8/17/2006                         By: /s/ Brian Rodriguez
      ----------                        --------------------------
                                        Brian Rodriguez
                                        President and Director